UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2002

DIVERSA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
000-29173	22-3297375
(Commission File No.)	(IRS Employer Identification No.)

4955 DIRECTORS PLACE
SAN DIEGO, CALIFORNIA 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 526-5000

Item 5.     Other Events.

The sole purpose for the filing of this Current Report on Form 8-K/A is to file as an exhibit hereto Exhibit 10.46 which replaces in its entirety Exhibit 10.46 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 6, 2003.

Item 7.     Exhibits.

10.46	Amended and Restated Research Collaboration Agreement dated as of January 3, 2003 between Diversa Corporation and Syngenta Participations AG*

* Confidential treatment has been requested with respect to portions of this exhibit. A complete copy of the exhibit, including the redacted terms, has been separately filed with the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSA CORPORATION

Dated:	January 9, 2003	By:	/s/ Karin Eastham
			Name:	Karin Eastham
			Title:	Senior Vice President, Finance, Chief Financial Officer and Secretary

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INDEX TO EXHIBITS

10.46	Amended and Restated Research Collaboration Agreement dated as of January 3, 2003 between Diversa Corporation and Syngenta Participations AG*

* Confidential treatment has been requested with respect to portions of this exhibit. A complete copy of the exhibit, including the redacted terms, has been separately filed with the Securities and Exchange Commission.